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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of report (Date of earliest event
                            reported) April 13, 2006

                            West Pointe Bancorp, Inc.
                   -------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

Illinois                             0-30505                     36-4149655
----------------------            -------------            --------------------
(State or Other                    (Commission                 (IRS Employer
Jurisdiction of                    File Number)             Identification No.)
Incorporation)

West Pointe Bancorp, Inc.
5701 West Main Street                                              62226
Belleville, Illinois                                           -------------
---------------------------------------------                    (Zip Code)
(Address of Principal Executive Offices)

                                 (618) 234-5700
                   -------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01.   Regulation FD Disclosure.

On April 13, 2006, West Pointe Bancorp, Inc. (the "Company") and Commerce Bancshares, Inc. ("Commerce") issued a press release announcing that the Company has entered into an Agreement and Plan of Merger (the "Merger Agreement") among the Company, Commerce and CBI-Kansas, Inc., a Commerce subsidiary (the "Sub") whereby the Company will merge with and into the Sub.

A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein. This description of the press release contained herein is qualified in its entirety by the full text of such exhibit.

The information contained in this Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits

99.1         Press Release dated April 13, 2006




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  WEST POINTE BANCORP, INC.
                                  (Registrant)




Date: April 13, 2006              By:  /s/ Bruce A. Bone
                                       ---------------------------------------
                                       Name: Bruce A. Bone
                                       Title: Executive Vice President and Chief
                                       Financial Officer







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                                  EXHIBIT INDEX

Exhibit Number    Description of Exhibit
--------------    ----------------------

99.1              Press Release dated April 13, 2006






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